EXHIBIT 10.61

SUBSCRIPTION AGREEMENT

Name and Address of Subscriber __________________________ __________________________ __________________________	Total Amount of Investment $

Communication Intelligence Corporation
c/o SG Phoenix LLC
110 East 59th Street, Suite 1901
New York, NY 10022

Re:           Series C Preferred Stock and Warrant Offering

Ladies and Gentlemen:

Reference is hereby made to (i) the confidential term sheet (the “Term Sheet”), dated March 9, 2011, of Communication Intelligence Corp., a Delaware corporation (the “Company”), attached hereto as Exhibit A; (ii) the Company’s Annual Report on Form 10-K for the year ended December 31, 2009; (iii) the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2010, June 30, 2010 and September 30, 2010; (iv) the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2010; and (v) each of the Company’s Current Reports on Form 8-K filed with the SEC between March 31, 2010 and the date hereof.

Pursuant to the Term Sheet, the Company proposes to offer and sell to accredited investors up to $800,000 of the Company’s Series C Participating Convertible Preferred Stock (the “Series C Preferred Stock”), at a purchase price of $1.00 per share (the “Offering”).  The Series C Preferred Stock issued in the Offering will be convertible into shares of the Company’s common stock  (“Common Stock”) at a conversion price equal to $0.0225 per share. Each share of Series C Preferred Stock will include a detachable warrant (“Warrant”) to purchase that number of shares of the Common Stock equal to the Total Amount of Investment (as defined below) divided by $0.0225 and will expire on December 31, 2013.  The Warrant will have an initial exercise price of $0.0225 per share.  The Offering is expected to be consummated no later than March 31, 2011.

1. Subscription.  The undersigned hereby executes and delivers this Subscription Agreement (the “Subscription Agreement”) and subscribes for and agrees to purchase __________ shares of Series C Preferred Stock at a price per share of $1.00 and the Warrants attached thereto in the Offering for $___________  (the “Total Amount of Investment”). The Total Amount of Investment should be remitted promptly to SG Phoenix LLC (“SG Phoenix”), as escrow agent, upon execution of this Subscription Agreement and will be held in escrow by SG Phoenix to be used to purchase shares of Series C Preferred Stock and Warrants in the Offering. The Total Amount of Investment is payable either by check made out to “CIC Series C

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Escrow”, or by wire transfer using the following instructions:

2. Subscription Instruments.  The undersigned is delivering to the Company a copy of this Subscription Agreement duly completed and executed by the undersigned.

3. Representations and Warranties.  In connection with the undersigned’s subscription, the undersigned hereby represents and warrants as follows:

(a)           (i)           The undersigned acknowledges that the undersigned has carefully reviewed the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, including, without limitation, the description of risk factors contained therein, each of the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2010, June 30, 2010 and September 30, 2010, each of the Company’s Current Reports on Form 8-K filed with the SEC between March 31, 2010 and the date hereof, and the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on December 21, 2010.

(ii)           The undersigned has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto.  The undersigned has obtained sufficient information to evaluate the merits and risks of the investment and to make such a decision.

(iii)           The undersigned is an “Accredited Investor” (as such term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”)).

(b)           The undersigned has had access to all documents, records and books of the Company which the undersigned (or the undersigned’s advisor) considers necessary or appropriate to make an informed decision pertaining to this investment.  Additionally, the undersigned has been provided the opportunity to ask questions and receive answers concerning the terms and provisions of the Series C Preferred Stock and the Warrants and to obtain any additional information which the Company possesses, or can acquire without unreasonable effort or expense that is relevant to the undersigned’s investment decision.  To the extent the undersigned has not sought information regarding any particular matter, the undersigned represents that he, she or it had and has no interest in doing so and that such matters are not material to the undersigned in connection with this investment.

(c)           The undersigned (i) has adequate means of providing for the undersigned’s current needs and possible personal contingencies and those of the undersigned’s family, if applicable, in the same manner as the undersigned would have been able to provide prior to making the investment contemplated herein, (ii) has no need for liquidity in this

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investment, (iii) is aware of and able to bear the risks of the investment for an indefinite period of time and (iv) presently, based on existing conditions, is able to afford a complete loss of such investment.

(d)           The undersigned recognizes that an investment in the Series C Preferred Stock and the Warrants (collectively, the “Securities”) involves significant risks and the undersigned may lose his, her or its entire investment in the Securities.

(e)           The undersigned understands that the Securities are “restricted securities” as that term is defined pursuant to Rule 144 of the Securities Act, and have not been registered under the Securities Act or under certain state securities laws in reliance upon exemptions therefrom for nonpublic offerings.  The undersigned understands that the Securities must be held indefinitely unless the sale thereof is subsequently registered under the Securities Act and under certain state securities laws or an exemption or exemptions from such registration are available.  The undersigned understands that, except as expressly provided in the Term Sheet, the Company is under no obligation to register the Securities under the Securities Act or to register or qualify the Securities under any other applicable securities law, or to comply with any other exemption under the Securities Act or any other securities law, and that the undersigned has no right to require such registration.

(f)           The Securities are being purchased solely for the undersigned’s account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, and no other person has a direct or indirect beneficial interest in such Securities.  The undersigned represents that the undersigned has no agreement, understanding, commitment or other arrangement with any person and no present intention to sell, transfer or assign any Securities.

(g)           The undersigned agrees not to sell or otherwise transfer the Securities or the underlying shares of common stock unless they are registered under the Securities Act and under any applicable state securities laws, or an exemption or exemptions from such registration are available.

(h)           The undersigned has all requisite legal capacity and power to enter into this Subscription Agreement which constitutes a valid and binding agreement of the undersigned enforceable against the undersigned in accordance with its terms; and the person signing this Subscription Agreement on behalf of the undersigned is empowered and duly authorized to do so.  The undersigned, if a corporation, partnership, trust or other entity, is authorized and otherwise duly qualified to purchase and hold the Securities and to enter into this Subscription Agreement and such entity has not been formed for the specific purpose of acquiring the Securities in the Company unless all of its equity owners qualify as accredited individual investors.

(i)           All information which the undersigned has provided to SG Phoenix and the Company concerning the undersigned, the undersigned’s financial position and knowledge of financial and business matters, or, in the case of a

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corporation, partnership, trust or other entity, concerning such knowledge of the person making the investment decision on behalf of such entity, including all information contained in this Subscription Agreement, is true, correct and complete as of the date set forth on the signature page hereof, and if there should be any adverse change in such information prior to the subscription being accepted, the undersigned will immediately provide the Company with such information.

(j)           The offering and sale of the Securities to the undersigned were not made through any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement, or as part of a general solicitation.

(k)           The undersigned shall pay all sales, transfer, income, use, and similar taxes arising out of or in connection with the Securities in accordance with all applicable laws.

          4. Confidentiality.  The undersigned hereby acknowledges and agrees that the Term Sheet and the information contained in this Subscription Agreement may contain material information about the Company that has not been disclosed to the public generally.  The undersigned understands that it and its representatives could be subject to fines, penalties and other liabilities under applicable securities laws if the undersigned or any of its representatives trades in the Company’s securities while in possession of any material, non-public information concerning the Company.  The undersigned agrees not to trade, and not to allow any of its representatives to trade, in the Company’s securities until such time as the undersigned or such representatives are no longer prohibited from so trading under all applicable securities laws (whether because the Company publicly disclosed all material information about the Company contained in the Term Sheet and this Subscription Agreement, neither the Term Sheet nor this Subscription Agreement contains material, non-public information or otherwise).

           5. Indemnification.  The undersigned agrees to indemnify and hold harmless the Company and its stockholders, officers, directors, employees, advisors, attorneys and agents (including SG Phoenix) from and against all liability, damage, losses, costs and expenses (including reasonable attorneys’ fees and court costs) which they may incur by reason of any breach of the representations and warranties and agreements made by the undersigned herein or in any document provided by the undersigned to the Company.

           6. Market Standoff Provision.  The undersigned hereby agrees that, if so requested in writing by the Company or any managing underwriter (the “Managing Underwriter”) in connection with any registration of the offering by the Company of any securities of the Company under the Securities Act, the undersigned shall not sell or otherwise transfer any securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  The Company may impose stop-transfer instructions with respect to the Securities subject to the foregoing restrictions until the end of such Market Standoff Period.

           7. Legend.  The undersigned understands and agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Securities (or the securities underlying the Securities), together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

         8. Additional Action.  The undersigned shall, upon the request of SG Phoenix or the Company, from time to time, execute and deliver promptly to SG Phoenix or the Company all instruments and documents of further assurances or otherwise, and will do any and all such acts and things, as may be reasonably required to carry out the obligations of the undersigned hereunder and to consummate the transactions contemplated hereby.

       9. Miscellaneous.

(a)           The undersigned agrees not to transfer or assign this Subscription Agreement, or any of the undersigned’s interest herein, and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.  The covenants, representations and warranties contained in this Subscription Agreement shall be binding on the undersigned’s heirs, legal representatives, successors and assigns and shall inure to the benefit of the respective successors and assigns of the Company.

(b)           The undersigned agrees that subject to any applicable state law, the undersigned may not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder and that this Subscription Agreement shall survive the acceptance hereof by the Company as well as the death or disability of the undersigned and shall be binding upon the undersigned’s heirs, executors, administrators, successors and assigns.

(c)           This Subscription Agreement, together with the Exhibits attached hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

(d)           This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, without regard to its conflicts of law rules.

(e)           Within five (5) days after receipt of a written request from the Company, the undersigned agrees to provide such information, to execute and deliver such documents and to take, or forbear from taking, such actions as may be necessary to consummate the transactions contemplated herein and to comply with any and all laws and ordinances to which the Company is subject.

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(f)           For the convenience of the parties, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

(g)           This Subscription Agreement may be executed by the undersigned and transmitted by facsimile to SG Phoenix, as administrative agent, with the original Subscription Agreement being sent to SG Phoenix and if so executed and transmitted this Subscription Agreement will be for all purposes as effective as if the parties had delivered an executed original Subscription Agreement.

[Signature Pages Follow]

EXHIBIT 10.61

SUBSCRIBER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement as of the date first above written.

Total Amount of Investment $	For Individuals: Print Name Above Sign Name Above Social Security Number For Entities: Print Name of Entity Above By: Name: Title: Employer Identification Number or Tax ID Number

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SUBSCRIPTION ACCEPTANCE

IN WITNESS WHEREOF, the undersigned hereby accepts the subscription on behalf of the Company in accordance with the terms of the foregoing Subscription Agreement as of the date first above written.

SG PHOENIX LLC

By:
Name:
Title:           Member

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